UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2014

___________________________________________________

Date of Report (Date of earliest event reported)

DANE EXPLORATION INC.

_____________________________________________________

 (Exact name of registrant as specified in its charter)

N/A

_____________________________________________________

 (Former name or former address if changed since last report)

NEVADA	000-54854	98-0654981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 McLeod Trail East - #5178 Bellingham, Washington	98226
(Address of principal executive offices)	(Zip Code)

(866) 676-7678

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

____

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

This amendment to the Current Report on Form 8-K, originally filed by Dane Exploration Inc. on February 14, 2014, is being filed in order to (i) disclosure the change in our independent registered public account firm in connection with our acquisition of the “Portus Cloud” business, and (ii) include the audit report for the audited financial statements of Portus Holdings Inc.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)

Resignation of Independent Registered Public Accounting Firm

On February 11, 2014, as a result of our acquisition of the assets that comprise the “Portus Cloud” business (the “Portus Assets”), we dismissed Sadler, Gibb and Associates, LLC (“Sadler Gibb”), as our independent accountants.  In conjunction with the closing of the Portus Assets, our Board of Directors, by written resolution, approved the dismissal of Sadler Gibb.

Sadler Gibb’s reports on our financial statements for the fiscal years ended September 30, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of our ability to continue as a going concern.

There have been no disagreements between us and Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Sadler Gibb, would have caused them to make reference to the subject matter of the disagreement in connection with their report for the financial statements for the past year.

We have provided Sadler Gibb with a copy of this report and requested in writing that Sadler Gibb provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.

We have received the requested letter from Sadler Gibb and the letter is attached as an exhibit to this Form 8-K/A. The letter provides that Sadler Gibb is in agreement with the statements made by us regarding Sadler Gibb under this Item 4.01 of the Form 8-K.

(b)

Appointment of Independent Registered Public Accounting Firm

On February 11, 2014, we engaged MaloneBailey LLP (“MaloneBailey”), the independent accountants of our accounting successor, as our principal independent accountants.  Our Board of Directors, by written resolution, approved the engagement of MaloneBailey.

We did not consult with MaloneBailey during the fiscal years ended September 30, 2013 and 2012 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of Business Acquired

Included herein as Exhibit 99.1 to this Current Report on Form 8-K are the following audited financial statements of Portus Holdings Inc., prepared in accordance with US generally accepted accounting principles and stated in US dollars:

1.

Report of Independent Registered Public Accounting Firm.

2.

Balance Sheet as at December 31, 2012 and 2011.

3.

Statements of Operations for the year ended December 31, 2012 and the period from inception to December 31, 2011.

4.

Statement of Stockholders’ Equity for the year ended December 31, 2012.

5.

Statement of Cash Flows for the year ended December 31, 2012 and the period from inception to December 31, 2011.

6.

Notes to Financial Statements.

Included herein as Exhibit 99.2 to this Current Report on Form 8-K are the following unaudited financial statements of Portus Holdings Inc., prepared in accordance with US generally accepted accounting principles and stated in US dollars:

1.

Balance Sheet as at September 30, 2013 and December 31, 2012.

2.

Statement of Operations for the nine months ended September 30, 2013 and 2012.

3.

Statement of Stockholders’ Equity for the nine months ended September 30, 2013.

4.

Statement of Cash Flows for the nine months ended September 30, 2013 and 2012.

5.

Notes to Financial Statements.

(b)

Pro Forma Financial Information

Included herein as Exhibit 99.3 to this Current Report on Form 8-K are the following unaudited pro-forma consolidated financial statements giving effect to the Company’s acquisition of the Portus Assets, effective February 11, 2014:

1.

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2013;

2.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended September 30, 2013;

3.

Notes to the Pro Forma Financial Statements.

(d)

Exhibits

The following exhibits are either provided with this Current Report or are incorporated herein by reference:

Exhibit Number	Description of Exhibit
3.1	Articles of Incorporation.(1)
3.2	Bylaws.(1)
10.1	Judy Claims Purchase Agreement.(1)
10.2	Asset Purchase Agreement dated January 29, 2014 between Dane Exploration Inc., Portus Holdings Inc., Dane Acquisition Corp and David Christie.(2)
14.1	Code of Ethics.(1)
16.1	Letter of Sadler, Gibb and Associates, LLC (former principal independent accountants)
99.1	Audited Financial Statements of Portus Holdings Inc. for the fiscal years ended December 2012 and 2011.
99.2	Unaudited Financial Statements of Portus Holdings Inc. for the period ended September 30, 2013 and 2012.(3)
99.3	Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations for the period ended September 30, 2013.(3)
99.4	News Release dated February 11, 2014.(3)

Notes:

(1)

Filed with the SEC as an exhibit to our Registration Statement on Form S-1 on February 25, 2011.

(2)

Filed with the SEC as an exhibit to our Current Report on Form 8-K filed on January 30, 2014.

(3)

Filed with the SEC as an exhibit to our Current Report on Form 8-K filed on February 14, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANE EXPLORATION INC.

Date: March 18, 2014

By:

/s/ G. Dale Murray, II

G. Dale Murray, II

Chief Executive Officer, Chief Financial Officer, President Secretary, Treasurer and Director